Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Opes Acquisition Corp. (the “Company”) on Form 10-K/A for the year ended December 31, 2018 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 5, 2019	/s/ José Antonio Cañedo White
José Antonio Cañedo White
Chief Executive Officer (Principal Executive Officer)

Date: August 5, 2019	/s/ Miguel Angel Villegas Vargas
Miguel Angel Villegas Vargas
Chief Financial Officer (Principal Financial and Accounting Officer)